[MGAM LOGO]

MORGAN GRENFELL
SMALL CAP FUND, INC.

Annual Report December 31, 1998

[PICTURE OF GLOBE]

MANAGEMENT'S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE
--------------------------------------------------------------------------------

MANAGEMENT DISCUSSION AND ANALYSIS

During the first half of the year, the SMALLCap Fund (the "Fund") posted strong performance relative to its benchmark, with an NAV return of 10.4% versus a return of 6.1% for the S&P 600 Small Cap Index. In the second half, the Fund matched the benchmark with a return of -7.0%.
    While the market environment was more difficult for small cap stocks during the second half of the year, particularly at the outset of the fourth quarter, equities in general and small stocks in particular rallied back strongly after the Federal Reserve intervened three times to loosen credit to restore investor confidence. The Fund appreciated nearly 50% from the lows set October 8th through year-end. This return outpaced both the benchmark S&P 600 Small Cap Index (+38%) and the large cap S&P 500 Index (+28%).
    For the year ended December 31, 1998, the Fund outperformed the benchmark, returning 2.7% verses -1.3% for the S&P 600 Small Cap Index.

                                AVERAGE ANNUAL TOTAL RETURN (based upon the Fund's NAV)
                                                                      Annualized   Annualized   Annualized   Annualized
                                                            1 Year      3 Year       5 Year       10 Year     Inception
                                                            Return      Return       Return       Return       to Date
SMALLCap Fund*                                                  2.7%       12.4%        14.5%        13.2%        10.8%
S&P 600 Small Cap Index                                        -1.3%       14.6%        13.2%        13.2%        10.1%
Russell 2000 Index                                             -2.6%       11.6%        11.9%        12.9%        10.2%

COMPARISON OF CHANGE IN THE VALUE OF A $1,000 INVESTMENT IN MORGAN GRENFELL SMALL CAP FUND, INC. VERSUS S&P 600 SMALL CAP INDEX AND THE RUSSELL 2000 INDEX.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

             MORGAN GRENFELL           S&P 600         RUSSELL 2000
              SMALLCAP FUND        SMALL CAP INDEX        INDEX
5/6/87                   $1,000               $1,000          $1,000
12/88                    $1,191               $1,195          $1,249
12/89                    $1,484               $1,361          $1,451
12/90                    $1,285               $1,039          $1,168
12/91                    $1,960               $1,542          $1,707
12/92                    $2,038               $1,866          $2,021
12/93                    $2,211               $2,217          $2,403
12/94                    $2,134               $2,110          $2,360
12/95                    $3,018               $2,744          $3,030
12/96                    $3,645               $3,328          $3,530
12/97                    $4,177               $4,180          $4,320
12/98                    $4,289               $4,125          $4,210

* COMMENCED OPERATIONS ON MAY 6, 1987.
NOTE:PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NOT PREDICATIVE
     OF FUTURE PERFORMANCE. ACTUAL RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES WHEN SOLD MAY BE WORTH MORE OR LESS THAN THEIR COST.

                                                                              SMALLER COMPANIES
                                                               SMALLCAP    -----------------------    LARGER COMPANIES
                                                                 FUND      S&P SMALLCAP   RUSSELL   --------------------
PERIOD                                                            NAV          600         2000      S&P 500    D.J.I.A
------------------------------------------------------------  -----------  ------------  ---------  ---------  ---------
1998                                                                 2.7%         -1.3%       -2.6%      28.7%     18.1%
1997                                                                14.6%         25.6%       22.4%      33.4%     24.7%
1996                                                                20.8%         21.3%       16.5%      23.0%     28.8%
1995                                                                41.4%         30.0%       28.4%      37.4%     36.7%
1994                                                                -3.5%         -4.8%       -1.8%       1.3%      4.9%
1993                                                                 8.5%         18.8%       18.9%      10.1%     17.0%
1992                                                                 4.0%         21.0%       18.4%       7.6%      7.4%
1991                                                                52.5%         48.5%       46.1%      30.5%     24.2%
1990                                                               -13.4%        -23.7%      -19.5%      -3.1%     -0.4%
1989                                                                24.6%         13.9%       16.2%      31.6%     31.6%
1988                                                                19.1%         19.5%       24.9%      16.5%     15.9%
Total Return from Inception                                        230.7%        207.6%      211.3%     491.1%    458.9%

MANAGEMENT'S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE
--------------------------------------------------------------------------------

    The outperformance of the growth-style SMALLCap Fund may indicate a shift in market sentiment that had previously favored value-style small company funds. We believe growth-style investing is consistent with an economic environment exhibiting slowing corporate earnings, as investors are willing to pay more for the stocks of those companies that can continue to deliver top- and bottom-line growth in the later stages of economic expansions. Many of these companies tend to be in the small cap growth universe where Morgan Grenfell finds its investment opportunities.
    The Fund's top-performing stocks over the year were concentrated in the technology, consumer and health care sectors. Examples include medical equipment manufacturer Resmed Inc. (+223%), pharmaceutical sales management software provider Dendrite International Inc. (+158%) and software testing leaders Rational Software Corp. (+133%) and Mercury Interactive Corp. (+75%). The Fund also benefited from strong performance by Microwarehouse Inc. (+143%) and Insight Enterprises Inc. (+108%), both of which sell personal computers and related goods on the internet and through catalogs, as well as by Mohawk Industries Inc. (+92%), a leader in the residential and commercial carpet industry.

                            TWENTY LARGEST HOLDINGS
                              (DECEMBER 31, 1998)

                                   PERCENTAGE OF   STOCK
COMPANY                             NET ASSETS     SYMBOL   BUSINESS FOCUS
---------------------------------  -------------   ------   ------------------------------
 1.  Concord Communications, Inc.        2.8%       CCRD    Network Management Software
 2.  Dime Bancorp Inc.                   2.7%       DME     New York Savings Bank
                                                            Telecommunications Engineering
 3.  Dycom Industries Inc.               2.7%        DY     Services
                                                            Catalog & Internet Computer
 4.  Micro Warehouse Inc.                2.7%       MWHS    Retailer
                                                            Automated Software Testing
 5.  Mercury Interactice Corp.           2.6%       MERQ    Tools
                                                            Communication & Information
 6.  Comsat Corp.                        2.6%        CQ     Services
 7.  Lennar Corp.                        2.4%       LEN     Homebuilder
 8.  Garden Ridge Corp.                  2.2%       GRDG    Home Decor Retailer
                                                            Automated Software Testing
 9.  Rational Software Corp.             2.2%       RATL    Tools
10.  Mohawk Industries Inc.              2.2%       MHK     Broadloom Carpet Manufacturer
                                                            Oil and Gas Exploration &
11.  Devon Energy Corp.                  2.1%       DVN     Production
     Pediatrix Medical Group,
12.  Inc.                                2.1%       PDX     Physician Management Services
13.  US Freightways Corp.                2.1%       USFC    Regional Motor Carrier
14.  Biochem Pharma Inc.                 2.0%       BCHE    Biomedical Products
15.  Petsmart Inc.                       2.0%       PETM    Petstore Retailer
16.  D.R. Horton, Inc.                   2.0%       DHI     Homebuilder
                                                            Commercial Real-Estate
17.  LNR Property Corp.                  2.0%       LNR     Developer
18.  Just For Feet, Inc.                 2.0%       FEET    Footwear Retailer
19.  Bally Total Fitness Holding         2.0%       BFT     Fitness Center Operator
                                                            Wholesale Computer Products
20.  Tech Data Corp.                     2.0%       TECD    Distributor
                                      ------
                                        45.4%
                                      ------
                                      ------

--------------------------------------------------------------------------------

    At year-end the Fund was broadly diversified across the main sectors of the US economy. There were 82 holdings in nine sectors. Four sectors had weightings in excess of 10%, namely technology (24%), consumer (22%), credit sensitive (16%) and health care (15%). The Fund's weighted average market cap was $1.3 billion as of December 31, 1998.

                              PORTFOLIO STRUCTURE

                             NUMBER                  PERCENTAGE
                               OF         MARKET         OF
                           COMPANIES      VALUE      PORTFOLIO
                           ----------  ------------  ----------
     ECONOMIC SECTOR       1998  1997  1998   1997   1998  1997  CHANGE
-------------------------  ----  ----  -----  -----  ----  ----  ------
Technology                   19    11   27.7   11.1    24%    9%   +15
Consumer                     15    19   25.5   23.7    22%   20%    +2
Credit Sensitive             11    10   19.0   21.1    16%   17%    +1
Health Care                  18    14   17.0   18.5    15%   15%    --
Service Companies             4     9    7.0   10.8     6%    9%    -4
Process Industries            6     3    4.9    3.9     4%    3%    +1
Energy                        4     6    4.6   10.3     4%    8%    -4
Transportation                4     4    4.4    4.9     4%    4%    -1
Capital Goods                 1     1    0.2    0.1     0%    1%    -1
                           ----  ----  -----  -----  ----  ----  ------
Total Equities               82    77  110.3  104.4    95%   86%    +9
                           ----  ----
                           ----  ----
Cash and Cash Equivalents                6.3   16.4     5%   14%    -9
                                       -----  -----  ----  ----  ------
Total Portfolio                        116.6  120.8   100%  100%    --
                                       -----  -----  ----  ----  ------
                                       -----  -----  ----  ----  ------

STRATEGY AND OUTLOOK

Our Small Cap Equity team strongly believes that small caps are due for a rebound. Large cap stocks have now outperformed small cap stocks for five straight years. In fact, 1998 was the third worst year ever in terms of small cap performance relative to large cap performance. The S&P 600 Small Cap Index returned over 30% less than the S&P 500 Index. Only in 1929 and in 1937 did small caps post such poor relative performance.
    Such extreme performance discrepancies make small cap stocks very attractive on a valuation basis, however, investors can purchase small cap stocks at substantial discounts to their earnings growth rates. And even with higher expected earnings growth rates, small cap stocks are still trading at lower valuations than large cap stocks.
    We believe that the structure of the US economy, with its high level of entrepreneurial activity and venture capital backing, should continue to provide investors with many attractive investment opportunities as early-stage private companies shift to public ownership. Additionally, as individuals continue to assume responsibility for their own retirement planning, mutual fund flows should continue to be an important source of liquidity. As these individuals become more comfortable with equity investing, they are likely to increase their allocation to small cap stocks.
    The small cap universe contains over 6,000 companies and provides an excellent opportunity to find successful companies at an early stage in their growth cycles. Our investment process emphasizes individual stock selection with the goal of providing value-added performance relative to the universe of US smaller companies.

SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
MORGAN GRENFELL SMALLCAP FUND -- DECEMBER 31, 1998

-------------------------------------------------------------------------------------------------------------
DESCRIPTION                                                                         SHARES          VALUE
-------------------------------------------------------------------------------------------------------------
COMMON STOCKS -- 96.7%
CAPITAL GOODS -- 0.2%
  Brunswick Technologies, Inc.*                                                       30,900    $     196,988
CONSUMER -- 22.4%
  Bally Total Fitness Holding*                                                        90,100        2,241,237
  Daisytek International Corp.*                                                       72,700        1,381,300
  Damark International, Inc. - Cl A*                                                 147,550        1,198,844
  Factory Card Outlet Corp.*                                                          23,900           32,862
  Furniture Brands International, Inc.*                                               75,900        2,068,275
  Garden Ridge Corp.*                                                                283,040        2,565,050
  Hollywood Entertainment Corp.*                                                       6,100          166,225
  Insight Enterprises, Inc.*                                                          40,700        2,070,612
  Just For Feet, Inc*                                                                129,100        2,243,113
  Marketing Services Group, Inc.*                                                    112,600          394,100
  Micro Warehouse, Inc.*                                                              90,200        3,049,888
  Mohawk Industries, Inc.*                                                            58,800        2,473,275
  Papa John's International, Inc.*                                                    36,600        1,614,975
  Petsmart, Inc.*                                                                    211,400        2,325,400
  Tractor Supply Company*                                                             71,000        1,704,000
                                                                                                -------------
                                                                                                   25,529,156
                                                                                                -------------
CREDIT SENSITIVE -- 16.7%
  Astoria Financial Corp.                                                             31,655        1,448,216
  Bank United Corp.                                                                   32,500        1,275,625
  D. R. Horton, Inc.                                                                  99,200        2,281,600
  Dime Bancorp, Inc.                                                                 117,300        3,101,119
  Golden State Bancorp, Inc.                                                         102,350        1,701,569
  Golden State Bancorp-Litig Wt                                                       52,550          239,759
  Independence Community Bank Corp.                                                   78,400        1,249,500
  Lennar Corp.                                                                       109,000        2,752,250
  LNR Property Corp.                                                                 113,650        2,265,897
  Paine Webber Group, Inc.                                                            43,875        1,694,672
  Rochester Gas & Electric Corp.                                                      33,200        1,037,500
                                                                                                -------------
                                                                                                   19,047,707
                                                                                                -------------
ENERGY -- 4.0%
  BJ Services Company*                                                                74,900        1,170,312
  Devon Energy Corp.                                                                  77,200        2,369,075
  Marine Drillings Companies, Inc.*                                                   92,700          712,631
  Range Resources Corp.                                                              104,200          358,188
                                                                                                -------------
                                                                                                    4,610,206
                                                                                                -------------
HEALTH CARE -- 14.9%
  Alpharma Inc.-C1 A                                                                  37,300        1,317,156
  Bindley Western Industries, Inc.                                                    40,700        2,004,475
  Biochem Pharma, Inc.*                                                               81,300        2,327,213
  Cohesion Technologies, Inc.*                                                        94,000          340,750
  Collagen Aesthetics, Inc.                                                           33,700          303,300
  CV Therapeutics, Inc.*                                                              62,900          298,775
  Dendrite International, Inc.*                                                       30,900          771,534
  Henry Schein, Inc.*                                                                 14,400          644,400
  Integrated Health Services                                                         100,500        1,419,562
  IVAX Corp.                                                                          45,000          559,688
  Nanogen, Inc.*                                                                      78,500          314,000
  Owens & Minor, Inc.                                                                 30,100          474,075
  PathoGenesis Corp.*                                                                 12,500          725,000

-------------------------------------------------------------------------------------------------------------
DESCRIPTION                                                                         SHARES          VALUE
-------------------------------------------------------------------------------------------------------------
  Pediatrix Medical Group, Inc.*                                                      39,400    $   2,361,538
  ResMed, Inc.*                                                                       17,300          784,988
  Sepracor, Inc.*                                                                     10,800          945,675
  Sonosite, Inc.*                                                                     30,866          320,235
  Trigon Healthcare, Inc.*                                                            27,600        1,029,825
                                                                                                -------------
                                                                                                   16,942,189
                                                                                                -------------
PROCESS INDUSTRIES -- 4.3%
  Bowater, Inc.                                                                       30,800        1,276,275
  Carbo Ceramics, Inc.                                                                 9,500          166,250
  CompX International, Inc.*                                                          33,600          886,200
  PH Glatfelter Company                                                               92,900        1,149,637
  Rayonier, Inc.                                                                      24,700        1,134,656
  Republic Group, Inc.                                                                15,000          300,938
                                                                                                -------------
                                                                                                    4,913,956
                                                                                                -------------
SERVICE COMPANIES -- 6.1%
  American Tower Corp.                                                                65,800        1,945,213
  Building One Services Corp.*                                                        33,900          707,662
  Comsat Corp.                                                                        82,700        2,977,200
  Kroll-O Gara Company*                                                               33,900        1,336,931
                                                                                                -------------
                                                                                                    6,967,006
                                                                                                -------------
TECHNOLOGY -- 24.3%
  ATMI, Inc.*                                                                         43,400        1,095,850
  Concord Communications, Inc.*                                                       57,000        3,234,750
  Dycom Industries, Inc.*                                                             53,450        3,053,331
  Intest Corp.*                                                                       38,500          317,625
  Legato Systems, Inc.*                                                               29,100        1,918,781
  Lycos, Inc.*                                                                        31,300        1,739,106
  Maxtor Corp.*                                                                      141,700        1,983,800
  Mercury Interactice Corp.*                                                          47,400        2,998,050
  Novellus Systems, Inc.*                                                             21,300        1,054,350
  Pinnacle Systems, Inc.*                                                             33,600        1,201,200
  Polycom, Inc.*                                                                      21,800          485,050
  Preview Travel, Inc.*                                                               13,900          256,281
  Rational Software Corp.*                                                            94,000        2,491,000
  Scientific Atlanta, Inc.                                                            34,100          777,906
  Security Dynamics Technology, Inc.*                                                 46,600        1,071,800
  Segue Software, Inc.*                                                               15,500          313,875
  Sipex Corp.*                                                                        25,000          878,125
  Tech Data Corp.*                                                                    55,500        2,233,875
  Terayon Communication Systems, Inc.*                                                15,000          555,000
                                                                                                -------------
                                                                                                   27,659,755
                                                                                                -------------
TRANSPORTATION -- 3.8%
  ASA Holdings, Inc.                                                                  45,300        1,381,650
  Dynamex, Inc.*                                                                      22,950           90,366
  Hyide Marine, Inc.*                                                                111,100          555,500
  US Freightways Corp.                                                                80,700        2,350,388
                                                                                                -------------
                                                                                                    4,377,904
                                                                                                -------------
  TOTAL COMMON STOCKS
    (Cost $85,981,673)                                                                          $ 110,244,867
                                                                                                -------------
OTHER ASSETS AND LIABILITIES, NET -- 3.3%                                                           3,798,371
                                                                                                -------------
  NET ASSETS - 100%                                                                             $ 114,043,238
                                                                                                -------------
*Non-income producing security

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

STATEMENT OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------
MORGAN GRENFELL SMALLCAP FUND -- DECEMBER 31, 1998

ASSETS

  Investment at Value (cost $85,981,673)            $110,244,867
  Cash                                                 6,348,243
  Receivable for Securities Sold                         909,660
  Dividend and Interest Receivable                        33,458
                                                    ------------
Total Assets                                        $117,536,228
                                                    ------------
LIABILITIES
  Due to Advisor                                    $     91,612
  Payable for Securities Purchased                     3,277,620
  Accrued Expenses and Other                             123,758
                                                    ------------
Total Liabilities                                   $  3,492,990
                                                    ------------
Net Assets                                          $114,043,238
                                                    ------------
                                                    ------------
SHARES OUTSTANDING AT DECEMBER 31, 1998                9,802,054
NET ASSET VALUE PER SHARE AT DECEMBER 31, 1998      $      11.63

COMPOSITION OF NET ASSETS
  Common Stock; (150,000,000 shares authorized
    $0.01 par value). Based on Outstanding Shares
    of Common Stock                                 $     98,021
  Capital in Excess of Par Value                      93,411,084
  Accumulated Net Realized Losses from Securities     (3,729,061)
  Net Unrealized Appreciation on Investments          24,263,194
                                                    ------------
Net Assets, December 31, 1998                       $114,043,238
                                                    ------------
                                                    ------------

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
MORGAN GRENFELL SMALLCAP FUND -- FOR THE YEAR ENDED DECEMBER 31, 1998

INVESTMENT INCOME:
  Dividends                                         $1,585,105
  Interest                                             285,594
                                                    ----------
  Total Investment Income                            1,870,699
EXPENSES:
  Investment Advisory Fees                           1,113,166
  Administration and Custody Fees                      110,285
  Registration & Filing Fees                            29,744
  Transfer Agency Fees                                 252,657
  Professional Fees                                     97,787
  Directors' Fees and Expenses                          96,384
  Miscellaneous Expenses                                36,677
                                                    ----------
  Total Expenses                                     1,736,700
                                                    ----------
NET INVESTMENT INCOME                                  133,999
                                                    ----------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
  Net Realized Gain from Investment Transactions     1,071,118
  Net Change in Unrealized Appreciation on
    Investments                                      1,509,104
                                                    ----------
  Net Realized and Unrealized Gain on Investments    2,580,222
                                                    ----------
  NET INCREASE IN NET ASSETS FROM OPERATIONS        $2,714,221
                                                    ----------
                                                    ----------

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
MORGAN GRENFELL SMALLCAP FUND -- FOR THE YEARS ENDED DECEMBER 31,

                                          ------------  ------------
                                              1998          1997
                                          ------------  ------------
INCREASE IN NET ASSETS FROM OPERATIONS:
  Net Investment Income (Loss)            $    133,999  $   (762,302)
  Net Realized Gain on Investments           1,071,118    16,744,027
  Net Change in Unrealized Appreciation
    on Investments                           1,509,104    (1,106,053)
                                          ------------  ------------
  Net Increase in Net Assets from
    Operations                               2,714,221    14,875,672
                                          ------------  ------------
DISTRIBUTION TO SHAREHOLDERS FROM:
  Net Investment Income                       (133,999)           --
  Net Realized Gain from Investment
    Transactions                              (768,061)  (20,525,524)
  Return of Capital                         (1,154,589)           --
                                          ------------  ------------
  Total Distributions                       (2,056,649)  (20,525,524)
                                          ------------  ------------
CAPITAL SHARE TRANSACTIONS:
  Net Proceeds from Shares Reinvested        7,888,517        11,029
  Reissuance of Treasury Shares              7,352,811            --
  Cost of Treasury Shares Purchased         (3,468,865)   (3,883,946)
                                          ------------  ------------
NET INCREASE (DECREASE) IN NET ASSETS
  FROM CAPITAL TRANSACTIONS                 11,772,463    (3,872,917)
                                          ------------  ------------
  Total Increase (Decrease) in Net
    Assets                                  12,430,035    (9,522,769)
NET ASSETS
  Beginning of Period                      101,613,203   111,135,972
                                          ------------  ------------
  End of Period                           $114,043,238  $101,613,203
                                          ------------  ------------
                                          ------------  ------------
CAPITAL SHARE TRANSACTIONS:
  Shares Reinvested                            713,358           764
  Reissuance of Treasury Shares                647,700            --
  Treasury Shares Purchased                   (333,200)     (314,500)
                                          ------------  ------------
  Increase in Capital Shares from Share
    Transactions                             1,027,858      (313,736)
                                          ------------  ------------
                                          ------------  ------------

AMOUNTS DESIGNATED AS "--" ARE EITHER $0 OR HAVE BEEN ROUNDED TO $0.

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
MORGAN GRENFELL SMALLCAP FUND
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

    Contained below is per-share operating performance data for a share of common stock outstanding, total investment return, ratios to average net assets, and other supplemental data for the eleven years ended December 31, 1998, and for the period May 6, 1987 (commencement of operations) through December 31, 1987. This information has been derived from information provided in the financial statements and market price data for the Fund's shares.

                                   ----------------------------------------
                                           YEARS ENDED DECEMBER 31,
                                -----------------------------------------------
                                  1998         1997         1996        1995
                                ---------   ----------   ----------   ---------
PER SHARE OPERATING
  PERFORMANCE:
Net asset value, beginning of
  period                        $   11.58   $    12.23   $    12.31   $   10.21
  Net investment income (loss)       0.01        (0.09)       (0.06)      (0.00)
  Net realized and unrealized
    gains (losses)                   0.25         1.78         2.18        4.23
                                ---------   ----------   ----------   ---------
Total from investment
  operations                    $    0.26   $     1.69   $     2.12   $    4.23
Less distributions from:
  Net investment income             (0.01)          --           --          --
  Realized capital gains            (0.08)       (2.34)       (1.60)      (2.13)
  Return of capital                 (0.12)          --           --          --
                                ---------   ----------   ----------   ---------
Total distributions             $   (0.21)  $    (2.34)  $    (1.60)  $   (2.13)
                                ---------   ----------   ----------   ---------
Dilution due to rights
  offering                             --           --        (0.60)         --
                                ---------   ----------   ----------   ---------
Net asset value, end of period  $   11.63   $    11.58   $    12.23   $   12.31
                                ---------   ----------   ----------   ---------
                                ---------   ----------   ----------   ---------
Market value per share, end of
  period                        $    9.69   $    11.13   $    10.50   $   12.63

TOTAL INVESTMENT RETURN:
Based on net asset value per
  share                              2.66%       +14.6%       +20.8%      +41.4%
Based on market value per
  share                            -10.99%       +28.5%       +17.5%      +42.3%

RATIOS TO AVERAGE NET ASSETS:
Expenses                             1.56%        1.42%        1.76%       1.51%
Net investment income (loss)         0.12%       (0.66)%      (0.57)%     (0.03)%

SUPPLEMENTAL DATA:
Net assets at end of year (000
  omitted)                      $ 114,043   $  101,613   $  111,135   $  74,402
Average net assets during year
  (000 omitted)                 $ 110,974   $  114,953   $   99,372   $  72,202
Portfolio turnover                    116%         101%         162%        110%
Total debt outstanding at end
  of year (000 omitted)                --           --           --          --
Asset coverage per $1000 of
  debt (000 omitted)                  N/A          N/A          N/A         N/A

  *  ANNUALIZED.
            AMOUNTS DESIGNATED AS "--" ARE EITHER $0 OR HAVE BEEN ROUNDED TO $0.

--------------------------------------------------------------------------------

                                                                                                                    --------------
                                                                                                                     MAY 6, 1987
                                       ------------------------------------------------------------------           (COMMENCEMENT
                                                            YEARS ENDED DECEMBER 31,                                OF OPERATIONS)
                                ---------------------------------------------------------------------------------      THROUGH
                                  1994        1993        1992        1991        1990        1989        1988         12/31/87
                                ---------   ---------   ---------   ---------   ---------   ---------   ---------   --------------
PER SHARE OPERATING
  PERFORMANCE:
Net asset value, beginning of
  period                        $   11.85   $   11.97   $   12.30   $    8.70   $   10.80   $    8.87   $    7.45      $  9.27
  Net investment income (loss)      (0.07)      (0.08)      (0.09)      (0.10)      (0.11)      (0.11)      (0.11)       (0.16)
  Net realized and unrealized
    gains (losses)                  (0.34)       1.10        0.58        4.67       (1.34)       2.29        1.53        (1.66)
                                ---------   ---------   ---------   ---------   ---------   ---------   ---------      -------
Total from investment
  operations                    $   (0.41)  $    1.02   $    0.49   $    4.57   $   (1.45)  $    2.18   $    1.42      $ (1.82)
Less distributions from:
  Net investment income                --          --          --          --          --          --          --           --
  Realized capital gains            (1.23)      (1.14)      (0.82)      (0.97)      (0.65)      (0.25)         --           --
  Return of capital                    --          --          --          --          --          --          --           --
                                ---------   ---------   ---------   ---------   ---------   ---------   ---------      -------
Total distributions             $   (1.23)  $   (1.14)  $   (0.82)  $   (0.97)  $   (0.65)  $   (0.25)  $    0.00      $  0.00
                                ---------   ---------   ---------   ---------   ---------   ---------   ---------      -------
Dilution due to rights
  offering                             --          --          --          --          --          --          --           --
                                ---------   ---------   ---------   ---------   ---------   ---------   ---------      -------
Net asset value, end of period  $   10.21   $   11.85   $   11.97   $   12.30   $    8.70   $   10.80   $    8.87      $  7.45
                                ---------   ---------   ---------   ---------   ---------   ---------   ---------      -------
                                ---------   ---------   ---------   ---------   ---------   ---------   ---------      -------
Market value per share, end of
  period                        $    8.88   $   10.88   $   12.25   $   12.88   $    8.75   $    9.63   $    7.38      $  6.00

TOTAL INVESTMENT RETURN:
Based on net asset value per
  share                              -3.5%       +8.5%       +4.0%      +52.5%      -13.4%      +24.6%      +19.1%       -19.7%
Based on market value per
  share                              -7.1%       -1.9%       +1.5%      +58.0%       -2.2%      +34.2%      +22.9%       -40.0%

RATIOS TO AVERAGE NET ASSETS:
Expenses                             1.52%       1.39%       1.44%       1.79%       2.01%       2.13%       2.56%        4.32%*
Net investment income (loss)        (0.59)%     (0.74)%     (0.83)%     (0.85)%     (1.05)%     (1.10)%     (1.30)%      (1.80)%*

SUPPLEMENTAL DATA:
Net assets at end of year (000
  omitted)                      $  59,093   $  67,321   $  68,013   $  64,461   $  45,581   $  54,136   $  44,462      $37,316
Average net assets during year
  (000 omitted)                 $  66,064   $  69,048   $  64,644   $  58,900   $  51,121   $  50,522   $  43,422      $44,062
Portfolio turnover                    105%         89%         89%         70%         75%         80%         83%          98%*
Total debt outstanding at end
  of year (000 omitted)                --          --          --   $   1,060   $   1,724   $   2,324   $   2,868      $ 3,360
Asset coverage per $1000 of
  debt (000 omitted)                  N/A         N/A         N/A   $    60.8   $    26.4   $    23.3   $    15.5      $  11.1

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
MORGAN GRENFELL SMALLCAP FUND -- DECEMBER 31, 1998

1. SIGNIFICANT ACCOUNTING POLICIES

Morgan Grenfell SMALLCap Fund, Inc. ("the Fund") was organized as a Maryland corporation on January 16, 1987 and is registered under the Investment Company Act of 1940, as amended, as a closed-end, diversified management investment company. The Fund commenced operations on May 6, 1987.
    The following is a summary of the significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles ("GAAP").
    PORTFOLIO VALUATION--Securities listed on an exchange and over-the-counter securities quoted on the NASDAQ system are valued on the basis of the last sale price on the last business day of the year. Over-the-counter securities not quoted on the NASDAQ system are valued on the basis of the average bid and asked prices on that date. Commercial paper is carried at cost, which approximates market.
    SECURITIES TRANSACTIONS AND INVESTMENT INCOME--Securities transactions are recorded on a trade date basis. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Realized gains and losses from securities transactions are recorded on the basis of identified cost.
    EXPENSES--Expenses that are directly related to the Fund are charged directly to the Fund.
    FEDERAL INCOME TAXES--It is the policy of the Fund to qualify as a regulated investment company by complying with provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of income and securities profits (after application of net capital loss carryovers) sufficient to relieve it from all, or substantially all, Federal income taxes. As of December 31, 1998, the Fund had available realized capital losses to offset future net capital gains of $2,426,966 which expire on December 31, 2006.
    DISTRIBUTIONS--Distributions from net investment income and net realized capital gains are determined in accordance with U.S. Federal income tax regulations, which may differ from those amounts determined under GAAP. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent they are charged or credited to paid in capital in the period that the difference arises.
    USE OF ESTIMATES--The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amount of increase and decrease in assets from operations during the reporting period. Actual results could differ from those estimates.

2. ADMINISTRATION, INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH
AFFILIATES

By an agreement dated August 27, 1998, the Fund entered into an administration agreement with Morgan Grenfell Inc. (the "Administrator"), pursuant to which the Administrator will receive an annual fee of 0.06% based upon the aggregate average daily net assets of the Fund. The Administrator generally assists in all matters relating to the administration of the Fund, including the coordination and monitoring of any third parties furnishing services to the Fund, preparation and maintenance of financial accounting records, and the provision of necessary office space, equipment and personnel to perform administrative and clerical functions. The Administrator is also responsible for engaging an accounting agent, custodian and transfer agent for the Fund's operations. Fees for services rendered by the accounting agent and the transfer agent are paid by the Administrator and not the Fund. The Administrator began serving as the Fund's administrator effective October 13, 1998, however, fees payable to the Administrator at the above rate became effective from November 1, 1998. As of December 31, 1998, the fees earned by the Administrator were approximately $13,181.
    Prior to October 13, 1998, SEI Financial Management Corporation ("SEI") served as the Fund's administrator and received an annual fee based on the aggregate average daily net assets of the Fund and Funds of the Morgan Grenfell Investment Trust (the "Trust") as follows: 0.10% up to $1 billion; 0.07% from $1 billion to $1.5 billion; 0.05% from $1.5 billion to $2.5 billion; and 0.04% in excess of $2.5 billion. The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company consisting of twenty-two investment portfolios. Services rendered by SEI to the Fund were substantially the same as being rendered by the Administrator, however, administration fees payable to SEI did not include fees payable to Fund's transfer agent and SEI as accounting agent to the Fund. SEI received $37,849 in fees from the Fund.

--------------------------------------------------------------------------------

    The Fund pays advisory fees for investment and advisory services to Morgan Grenfell Inc. ("MG"). Under the terms of the investment advisory agreement, the management fee is calculated at an annual rate of 1.00% of the Fund's average daily net assets.
    Certain individuals who are officers or directors, or both, of the Fund are also officers or directors, or both, of MG.

3. CAPITAL SHARE TRANSACTIONS

During 1998, 333,200 of the Fund's shares of outstanding common stock were purchased in the open market by the Fund for re-issuance to shareholders participating in the Dividend Reinvestment Plan. All such treasury shares, including those acquired in 1997, were reissued during 1998 in accordance with the Plan.

4. INVESTMENT TRANSACTIONS

The aggregate cost of securities purchased and the aggregate proceeds of securities sold for the year ended December 31, 1998, excluding short-term investments, were $128,703,230 and $124,403,425, respectively.

5. DIVIDEND REINVESTMENT PLAN

Pursuant to the Fund's Dividend Reinvestment Plan (the "Plan"), all dividends from net investment income and/or all capital gain distributions will be reinvested by The Bank of New York, as agent for shareholders in administering the Plan (the "Plan Agent"), in additional shares of the Fund. Registered shareholders are deemed to participate in the Plan unless they elect to receive all dividends from net investment income and/or all capital gains distributions in the form of cash. Each registered shareholder at the time of purchase will receive from the Plan Agent an authorization card to be signed and returned if the shareholder elects to receive distributions from net investment income in cash or elects not to receive capital gain distributions in the form of a stock dividend. Shareholders whose shares are held in the name of a broker or nominee or shareholders transferring such an account to a new broker should contact such broker or nominee to elect to participate in the Plan or to receive their distributions in cash.
    Participating shareholders will receive dividends from net investment income and/or all capital gain distributions in additional shares issued by the Fund if the shares are trading at a premium; i.e., the net asset value ("NAV") is less than the then-current market price. In such event, the number of additional shares to be issued by the Fund will be determined by valuing such shares at the higher of (i) their NAV or (ii) 95% of the market price. If shares of the Fund are trading at a discount, i.e., the NAV exceeds the then-current market price, the Plan Agent or its designee will, as agent for the participants, apply such dividends or distributions to purchase shares in the open market, on the New York Stock Exchange or else-where, for the participants' accounts. In such case, the price of the shares to each participating shareholder will be the average market price at which such shares were purchased under the direction of the Plan Agent. During certain market conditions, it may be impracticable or impossible to complete a market purchase program at prices below net asset value, and, in such event, the Fund itself may in its discretion issue the required shares at net asset value. There will be no brokerage charges for shares directly issued by the Fund, however, brokerage commissions incurred on open market purchases will be borne pro rata by each participant. There is no direct service charge to participants in the Plan; the fees of the Plan Agent will be borne by the Fund. However, the Fund reserves the right to amend the Plan to include such a charge payable by the participants or for other reasons.
    Participants in the Plan may elect to withdraw from the Plan at any time upon written notice to the Plan Agent and thereby elect to receive all distributions from net investment income in cash and/or all capital gain distributions either in the form of a stock dividend or in cash. The written notice will not be effective with respect to distributions made within seven days of its receipt by the Plan Agent. If notice is received after a record date, a shareholder's request will be completed after the determination of shares for that dividend has been credited to the shareholder's account. Dividends and capital gain distributions are taxable whether paid in cash or reinvested in additional shares, and the reinvestment of dividends and capital gain distributions will not relieve participants of liability for any U.S. income tax that may be payable (or required to be withheld) on such dividends or distributions. Additional information about the Plan is available by calling the Plan Agent's Shareholder Relations Department at 1-800-432-8224.

REPORT OF INDEPENDENT AUDITORS
--------------------------------------------------------------------------------

To the Board of Directors and Shareholders
Morgan Grenfell SMALLCap Fund, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Morgan Grenfell SMALLCap Fund, Inc. as of December 31, 1998, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period ended December 31, 1998, and the financial highlights for each of the years in the eleven-year period ended December 31, 1998 and for the period May 6, 1987 (commencement of operations) through December 31, 1987. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1998, by correspondence with the custodian. An audit also includes assessing the accounting principles used, and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Morgan Grenfell SMALLCap Fund, Inc., as of December 31, 1998, the result of its operations for the year then ended, changes in its net assets for each of the years in the two-year period ended December 31, 1998 and the financial highlights for each of the years in the eleven-year period ended December 31, 1998, and for the period May 6, 1987 (commencement of operations) through December 31, 1987, in conformity with generally accepted accounting principles.

KPMG LLP
New York, New York
February 17, 1999

SHAREHOLDER INFORMATION SERVICE
--------------------------------------------------------------------------------

MORGAN GRENFELL INC. (THE ADVISOR TO THE MORGAN GRENFELL SMALLCAP FUND) IS A SUBSIDIARY OF MORGAN GRENFELL ASSET MANAGEMENT LIMITED (MGAM), WHICH IN TURN IS A SUBSIDIARY OF DEUTSCHE MORGAN GRENFELL GROUP PLC (DMG) AND IS RESPONSIBLE FOR THE DEUTSCHE BANK GROUP'S INSTITUTIONAL INVESTMENT MANAGEMENT ACTIVITIES WORLDWIDE. MORGAN GRENFELL WAS FOUNDED IN 1838 AND IS ONE OF THE UK'S LEADING MERCHANT BANKS AND ASSET MANAGEMENT GROUPS. SINCE 1990, MORGAN GRENFELL HAS BEEN A WHOLLY-OWNED SUBSIDIARY OF DEUTSCHE BANK, AG, ONE OF THE LARGEST FINANCIAL INSTITUTIONS IN THE WORLD. CURRENTLY MGAM MANAGES IN EXCESS OF $165 BILLION FOR A WIDE RANGE OF PENSION, CORPORATE, INSURANCE, LOCAL AUTHORITY, GOVERNMENT AND PRIVATE CLIENTS WORLDWIDE.
    Shares of the Morgan Grenfell SMALLCap Fund are traded on the New York Stock Exchange under the symbol "MGC."
    In accordance with Section 23(c) of the Investment Company Act of 1940, the Fund hereby serves notice that it may from time to time repurchase shares of the Fund in the open market at the option of the Board of Directors.

                        SHAREHOLDER INFORMATION SERVICE

Information regarding the Fund's net asset value is available by calling 1-800-550-6426. The Fund's net asset value is reported each week in THE WALL STREET JOURNAL and BARRON'S. You may also visit our website at www.morgan-grenfell.com.

                              THE BANK OF NEW YORK
                                 1-800-524-4458

                       ADDRESS SHAREHOLDER INQUIRIES TO:
                     SHAREHOLDER RELATIONS DEPARTMENT - 11E
                                 P.O. BOX 11258
                             CHURCH STREET STATION
                               NEW YORK, NY 10286

                  E-MAIL ADDRESS: SHAREOWNER-SVCS@BANKOFNY.COM

                 THE BANK OF NEW YORK'S STOCK TRANSFER WEBSITE:
                           HTTP://STOCK.BANKOFNY.COM

             SEND CERTIFICATES FOR TRANSFER AND ADDRESS CHANGES TO:
                      RECEIVE AND DELIVER DEPARTMENT - 11W
                                 P.O. BOX 11002
                             CHURCH STREET STATION
                               NEW YORK, NY 10286

DIRECTORS AND OFFICERS
--------------------------------------------------------------------------------
MORGAN GRENFELL SMALLCAP FUND, INC.

JAMES E. MINNICK
PRESIDENT AND CHAIRMAN
President
Morgan Grenfell Inc.

PATRICK W.W. DISNEY
DIRECTOR
Chief Executive Officer
Morgan Grenfell Investment
  Services Ltd.

ROBERT E. GREELEY
DIRECTOR
President
Page Mill Asset Management Ltd.

JOSEPH J. INCANDELA
DIRECTOR
Partner/Managing Director
Thomas H. Lee Co.

RICHARD D. WOOD
DIRECTOR
Consultant

DAVID A. BARATTA
EXECUTIVE VICE PRESIDENT
Morgan Grenfell Inc.

JOHN P. CALLAGHEN
EXECUTIVE VICE PRESIDENT
Morgan Grenfell Inc.

AUDREY M.T. JONES
EXECUTIVE VICE PRESIDENT
Morgan Grenfell Inc.

JOAN A. BINSTOCK
TREASURER
Executive Vice President
Chief Operating Officer
Morgan Grenfell Inc.

TRACIE E. RICHTER
ASSISTANT TREASURER
Vice President
Morgan Grenfell Inc.

JAMES A. CAPEZZUTO
SECRETARY
Vice President - Legal Officer
Morgan Grenfell Inc.

INDEPENDENT AUDITORS
KPMG LLP
757 Third Avenue
New York, NY 10017

TRANSFER AGENT
The Bank of New York
101 Barclay Street
New York, NY 10154

CUSTODIAN
Brown Brothers Harriman & Co.
40 Water Street
Boston, MA 02109

INVESTMENT ADVISOR
Morgan Grenfell Inc.
885 Third Avenue
32nd Floor
New York, NY 10022

ADMINISTRATOR
Morgan Grenfell Inc.
885 Third Avenue
32nd Floor
New York, NY 10022

                                                                 MG-F-90-1298-01